UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 21, 2006

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Bylaws

On September 16, 2006, the Board of Directors of Mattel, Inc. (“Mattel”) amended and restated the Bylaws of Mattel (the “Bylaws”).

The following is a summary of the changes effected by the adoption of such amendments to the Bylaws.

•	Article I, Section 5 has been revised to identify more precisely the class of individuals who may serve as chairman of any meeting of stockholders and the manner in which the chairman will be selected. Under the revised provision, meetings of stockholders shall be presided over by the Chairman of the Board, the Chief Executive Officer, the President of Mattel, the President of a business unit of Mattel, the Chief Financial Officer, a Vice President, a chairman designated by the Board or a chairman chosen at the meeting. The Section previously authorized the highest ranking officer of Mattel present at the meeting to serve as chairman. Article I, Section 5 has also been revised to identify more clearly who shall serve as secretary of the meeting.

•	Article I, Section 6 has been amended to further clarify the powers of the chairman of any meeting of stockholders and to provide expressly that the Board of Directors and/or the chairman of the meeting may adopt certain rules, regulations and procedures for the conduct of such meeting. The provision previously provided, in general terms, that the chairman of the meeting would determine the order of business and procedure of the meeting, including the regulation of the manner of voting and the conduct of discussion.

•	Article I, Section 7 has been revised to clarify that the voting standard for matters presented to the stockholders (other than the election of directors) shall be a majority of votes cast, except as otherwise provided by the Certificate of Incorporation, the Bylaws, the rules or regulations of any stock exchange applicable to Mattel, applicable law or pursuant to any other regulation applicable to Mattel or its securities. The general voting provision previously expressed the voting standard as a majority of votes cast, with no express reference to other rules, regulations or laws that could affect the voting standard.

•	Article I, Section 8, which deals with the requirement that Mattel make the stockholder list available prior to and during a stockholder meeting, has been revised in accordance with recent changes to Delaware law. The provision now provides that the list will be available, for a period of ten business days prior to the meeting, on a reasonably accessible electronic network or during ordinary business hours at Mattel’s principal place of business. The previous provision did not authorize the list to be made available on an electronic network. The requirement that the list be open to examination at the meeting and that the stock ledger shall serve as the evidence as to who are the stockholders entitled to vote at the meeting or examine the list have remained substantively unchanged.

•	Article I, Section 10, which sets forth certain requirements for stockholder nominations of persons for election to the Board of Directors, has been revised to require (i) additional informational from stockholders making such nominations regarding themselves and their nominees and (ii) additional requirements (including certain representations and agreements) for such nominees to stand for election to the Board of Directors.

•	A new Article I, Section 13, which relates to the requirement that Mattel appoint an inspector of elections, has been added. This Section reflects the relevant requirements of Delaware law relating to the identity and duties of an inspector of elections and conforms with Mattel’s standard practice.

•	Article II, Sections 1 and 2 have been revised to provide that vacancies arising on the Board of Directors and newly created directorships shall be filled solely by the directors. The previous provisions authorized the Board to fill such vacancies and newly created directorships, but did not expressly limit that power to the Board.

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•	Article II, Section 4, which deals with notices of special meetings provided to directors, has been updated to replace the outdated reference to notices sent by telegraph with a reference to notices delivered telephonically or in person.

•	Article II, Section 7 has been revised to provide the Board the unqualified power to authorize grants of powers of attorney on behalf of Mattel. The provision was previously silent on this point.

•	Article II, Section 9 has been revised, in accordance with recent changes in Delaware law, to provide that the Board (or any committee thereof) may consent to action taken by the Board or committee, as applicable, without a meeting by electronic transmission. The previous provision allowed such actions to be taken by consent in writing but made no reference to consent by electronic transmission.

•	Article III, Section 1 has been revised to (i) replace references to the Executive/Finance Committee of the Board of Directors with a reference to the Executive Committee of the Board (which change is reflected throughout the Bylaws) and (ii) provide, with respect to the requirement that all committees of the Board (other than the Executive Committee and the Emergency Management Committee) may have only one member, that such requirement is subject to the laws or rules and regulations of any securities exchange applicable to Mattel or its stock.

•	Article IV, Section 1 has been revised to (i) include a reference to the Chief Financial Officer in the list of Mattel’s officers and (ii) to provide that Mattel’s Chief Executive Officer may appoint officers during the period between annual elections of officers by the Board. The previous provision did not reference the Chief Financial Officer, nor did it specifically authorize the Chief Executive Officer to make interim officer appointments.

•	A new Article IV, Section 3 has been added to describe in general terms the role and duties of the Chief Financial Officer, and the remaining sections of Article IV have been re-numbered accordingly.

•	A new Article IV, Section 11, has been added to authorize certain of Mattel’s officers to grant powers of attorney on behalf of Mattel.

•	Article V, Section 1 has been revised to provide that the Board of Directors may by resolution provide that any or all classes of Mattel’s stock may be represented by uncertificated shares. The provision specifies, however, that any such resolution shall not apply to shares represented by certificates until such certificates are surrendered.

•	In accordance with the changes to Article V, Section 1 authorizing shares of stock to be issued in uncertificated form, Article V, Sections 2 and 5 have been revised to reflect the changes in the procedures for the transfer of stock.

•	Article VII, Section 1 has been revised to update the manner in which notices may be provided to stockholders. As revised, the section provides for notices given by electronic transmission and specifically authorizes the “householding” of notices to stockholders sharing an address. Each of these amendments has been made in accordance with recent changes to Delaware law relating to stockholder notices.

This summary description of provisions of the Amended and Restated Bylaws of Mattel is qualified in its entirety by reference to Exhibit 99.0 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired: None

(b) Pro forma financial information: None

(c) Exhibits:

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Exhibit No.		Exhibit Description
99.0	*	Mattel, Inc. Amended and Restated Bylaws

*	Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant
By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Dated: September 21, 2006

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